UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
GENEDX HOLDINGS CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GENEDX HOLDINGS CORP.
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut
Dear Stockholder of GeneDx Holdings Corp.:
You are cordially invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of GeneDx Holdings Corp. (“we,” “us”, “our”, “GeneDx” or the “Company”) to be held at GeneDx’s corporate headquarters at 333 Ludlow Street, North Tower, Stamford, Connecticut 06902 on June 14, 2023 at 9:00 a.m. Eastern Time.
The Company is holding the Annual Meeting to:
(1)Elect two Class II directors, each to serve until the 2026 annual meeting of stockholders and until his or her successor has been elected and qualified;
(2)Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
(3)Transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to carefully read.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, you are encouraged to submit your proxy and voting instructions via the Internet, by telephone or by completing, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. You may do so automatically by voting in person at the Annual Meeting, or by delivering to us a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked.
On behalf of our Board, I would like to thank you for your support of GeneDx Holdings Corp.

By Order of the Board of Directors,
May 9, 2023
/s/ Katherine Stueland
Katherine Stueland
Chief Executive Officer
The accompanying Notice of Annual Meeting and proxy statement are dated May 9, 2023 and are expected to be first mailed to the Company’s stockholders on or about May 9, 2023.

GENEDX HOLDINGS CORP.
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut 06902

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of GeneDx Holdings Corp.:
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Annual Meeting”) of GeneDx Holdings Corp., a Delaware corporation (“we,” “us”, “our”, “GeneDx” or the “Company”), to be held at the Company’s corporate headquarters at 333 Ludlow Street, North Tower, Stamford, Connecticut 06902 on June 14, 2023 at 9:00 a.m. Eastern time.
We are holding the Annual Meeting for the following purposes:
1.Proposal No. 1 - The Class II Director Election Proposal - To elect two Class II directors of the Company, each to serve a three-year term expiring at the Company’s 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified (“Proposal No. 1”);
2.Proposal No. 2 - The Auditor Ratification Proposal - To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal No. 2”); and
3.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
These items of business are more fully described in the accompanying proxy statement. We have not received notice of any other matters that may be properly presented at our Annual Meeting.

The record date for the Annual Meeting is May 8, 2023. Only stockholders of record at the close of business on the record date may vote at the Annual Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.
A majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote must be present in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The Board recommends that you vote “FOR” each of these proposals.

By Order of the Board of Directors,

/s/ Jason Ryan
Jason Ryan
Executive Chairman
Stamford, Connecticut
May 9, 2023

i

GENEDX HOLDINGS CORP.
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut 06902

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 14, 2023

EXPLANATORY NOTES

Unless otherwise stated in this proxy statement or the context otherwise requires, references to:
•“GeneDx Holdings” refer to GeneDx Holdings Corp., a Delaware corporation (f/k/a Sema4 Holdings Corp. (“Sema4 Holdings”));
•“Legacy GeneDx” refer to GeneDx, LLC, a Delaware limited liability company (formerly, GeneDx, Inc., a New Jersey corporation), which we acquired on April 29, 2022 (the “Acquisition”);
•“Legacy Sema4” refer to Mount Sinai Genomics, Inc. d/b/a as Sema4, a Delaware corporation, which consummated the business combination with CM Life Sciences, Inc. (“CMLS”) on July 22, 2021 (the “Business Combination”); and
•“we,” “us” and “our,” the “Company” and “GeneDx” refer, as the context requires, to:
oLegacy Sema4 prior to the Business Combination, and GeneDx Holdings and its consolidated subsidiaries following the consummation of the Business Combination; and
oLegacy GeneDx prior to the Acquisition, and GeneDx Holdings and its consolidated subsidiaries following the consummation of the Acquisition.
In addition, unless otherwise stated in this proxy statement, all share amounts, exercise prices and other amounts set forth herein have been adjusted for the impact of a 1-for-33 reverse stock split of our Class A common stock, par value $0.0001 per share (“Class A Common Stock”), that became effective on May 4, 2023 (the “Reverse Stock Split”).
INFORMATION ABOUT SOLICITATION AND VOTING
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for use at our 2023 annual meeting of stockholders and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held at the Company’s corporate headquarters at 333 Ludlow Street, North Tower, Stamford, Connecticut 06902 on June 14, 2023 at 9:00 a.m. Eastern Time. References to our website in this proxy statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this proxy statement.
The Notice of Annual Meeting, this proxy statement and the form of proxy are first being mailed on or about May 9, 2023 to all the Company’s stockholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION ABOUT THE MEETING
Purpose of the Annual Meeting
You are receiving this proxy statement because our Board is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares.
Record Date; Quorum
Only holders of record of our Class A Common Stock at the close of business on May 8, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the April 17, 2023, we had 25,587,605 shares of Class A Common Stock outstanding and entitled to vote, after adjusting for the Reverse Stock Split. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902.
The holders of a majority of the voting power of the shares of our Class A Common Stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.
Voting Rights
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A Common Stock represents one vote. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in “street name.” As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Required Vote

Proposal		Vote Required	“Withhold” Vote	Abstentions	Broker Non-Votes
Proposal No. 1	The election of the Class II directors named in this proxy statement	Plurality of the votes cast. The two nominees receiving the most “FOR” votes will be elected. You may vote “FOR ALL NOMINEES”, “WITHHOLD AUTHORITY FOR ALL NOMINEES”, or vote “FOR ALL EXCEPT” one or more of the nominees you specify.	No effect	Not Applicable	No Effect
Proposal No. 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	The number of votes cast “FOR” the proposal at the exceeds the number of votes “AGAINST” the proposal.	Not Applicable	Against	Not Applicable
Impact on the Vote of Broker Non-Votes, Abstentions and Withholding from Voting.
A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. Further, broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares.
The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors and the ratification of the appointment of our independent registered public accounting. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention. The other proposal presented at the Annual Meeting, Proposal No. 1, is a non-routine matter and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on the proposal.
Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1.
Recommendations of Our Board on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation
Proposal No. 1	The election of the Class II directors named in this proxy statement	FOR all nominees
Proposal No. 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR

None of our non-employee directors have any substantial interest in any matter to be acted upon, except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon.
Voting Instructions; Voting of Proxies

Vote By Telephone or Internet	Vote By Mail	Vote in Person
You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your proxy card.
You may vote by mail by completing, signing and dating the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.
You may attend the Annual Meeting in person and vote during the meeting.
Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on June 13, 2023. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting in person.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or through the Internet; or
•attending in person and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.
CORPORATE GOVERNANCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, stock ownership guidelines, and other policies for the governance of the Company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at www.GeneDx.com. Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only.
Director Independence
Our Class A Common Stock is traded on the Nasdaq Global Select Market (“Nasdaq”). The rules of Nasdaq require that a majority of the Company’s board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee the Company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. Our Board has determined that each individual currently serving on our board, other than Ms. Stueland and Mr. Ryan, qualifies as an independent director under Nasdaq listing standards.
Board of Directors
Our Board oversees our business affairs and works with our Chief Executive Officer and other senior management to determine our strategy and mission. In fulfilling its responsibilities, our Board is involved in strategic and operational planning, financial reporting, governance, compliance and risk oversight.
Board Leadership Structure

Our Corporate Governance Guidelines provide that our Board will be free to choose its chairperson in any way that it considers in the best interests of our Company at any giving point in time, and our Nominating and Corporate Governance Committee charter provides that the committee will periodically consider the leadership structure of our Board and make such recommendations to our Board with respect thereto as appropriate. Our Board currently believes that it should maintain flexibility in determining the Board leadership structure that is appropriate for the Company at a given time.
Currently, our leadership structure separates the roles of Chairman of the Board and Chief Executive Officer, with Ms. Stueland serving as our Chief Executive Officer and Mr. Ryan serving as the Executive Chairman of the Board. Our Board believes that separating these roles provides the appropriate balance between strategy development, flow of information between management and the Board, and oversight of management. We believe this provides guidance for our Board, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our partners, customers, employees, and other stakeholders. As Executive Chairman, Mr. Ryan, among other responsibilities, presides over regularly scheduled meetings of the Board, serves as a liaison between the directors, and performs such additional duties as our Board may otherwise determine and delegate. Our Board recognizes the time, effort, and energy that Ms. Stueland is required to devote to her position as our Chief Executive Officer in the current business environment, as well as the commitment required for a person to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. By having Mr. Ryan serve as Executive Chairman of the Board, Ms. Stueland is better able to focus her attention on running our Company.

The Board’s Role in Risk Oversight
Although our management is primarily responsible for managing our risk exposure on a daily basis, our Board oversees the risk management processes. Our Board, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, our Audit Committee supports our Board in discharging its oversight duties and addresses risks inherent in its area, including with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures. Our Compensation Committee assists our Board in assessing and mitigating any risks that may be created by our compensation plans, practices and policies. Our Nominating and Corporate Governance Committee is charged with assisting our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with Board membership and corporate governance.

Hedging Policy
Our insider trading policy prohibits GeneDx employees, officers and directors from engaging in hedging or monetization transactions involving GeneDx securities, including, among other things, zero-cost collars and forward sale contracts or the contribution of GeneDx securities to exchange funds that could be interpreted as having the effect of hedging in GeneDx securities. Additionally, our insider trading policy prohibits GeneDx employees, officers and directors from engaging in transactions involving options or other derivative securities on GeneDx’s securities, such as puts and calls, whether on an exchange or in any other market, engaging in short sales of GeneDx’s securities, including short sales “against the box,” and using or pledging GeneDx securities as collateral in a margin account or as collateral for a loan.

Committees of the Board of Directors
Our Board has the authority to appoint standing and special committees to perform certain management and administration functions. Our Board has established a standing Audit Committee (the “Audit Committee”), a standing Compensation Committee (the “Compensation Committee”), and a standing Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”). The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The charters for each of these committees are available on our website at www.GeneDx.com. Information contained on or accessible through our website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only.
Composition of Committees on the Board of Directors

DIRECTOR	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Katherine Stueland
Jason Ryan
Eli Casdin		X	X
Keith Meister	Chair
Emily Leproust	X	X	Chair
Richard C. Pfenniger, Jr.	X
Joshua Ruch		Chair	X

Audit Committee
Our Audit Committee is comprised of Messrs. Meister and Pfenniger, and Ms. Leproust, with Mr. Meister as the chairman of the Audit Committee. The Board has determined that the composition of our Audit Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations, and that each member of the Audit Committee is financially literate.
In making the determination regarding independence, our Board considered the relationships that each member of our Audit Committee has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each member of our Audit Committee and the nature of his or her service to the Company. In particular, our Board has determined that, although Mr. Meister falls outside the safe harbor provisions of Rule 10A-3(e)(1)(ii)(A) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), Mr. Meister nevertheless meets the independence requirements contemplated by Rule 10A-3 under the Exchange Act. The safe harbor provisions of Rule 10A-3(e)(1)(ii)(A) exempt holders of 10% or less of any class of voting securities of an issuer from being deemed to be in control of, or an affiliate of, that issuer. As of April 17, 2023 and adjusting for the Reverse Stock Split, Mr. Meister indirectly beneficially owned approximately 14.9% of our outstanding Class A Common Stock (which includes certain shares of Common Class A Common Stock issuable upon the exercise of certain private placement warrants). See “Security Ownership of Certain Beneficial Ownership and Management.” The existence of the safe harbor set forth in Rule 10A-3(e)(1)(ii)(A), however, does not create a presumption in any way that a person exceeding the 10% threshold controls or is otherwise an affiliate of an issuer, and our Board, after considering, among other factors, Mr. Meister’s direct ownership in our outstanding Class A Common Stock, his indirect beneficial ownership of our outstanding Class A Common Stock relative to other significant stockholders, the exercise price and the likelihood of the exercise of the private placement warrants, and his service to us solely in the capacity as a director, has determined that Mr. Meister satisfies the audit committee membership requirements established by the SEC and under the Nasdaq rules.
In addition, the Board has determined that Mr. Meister is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board. Our Audit Committee is directly responsible for, among other things:
•reviewing and discussing with management and the independent auditors our quarterly and annual financial results and earnings releases, our annual audited and quarterly unaudited financial statements and annual and quarterly reports on Form 10-K and 10-Q and recommend to the Board whether the annual financial statements should be included in our Annual Reports on Form 10-K;
•selecting and hiring the independent registered public accounting firm;
•monitoring the qualifications, independence and performance of our independent auditors;

•the preparation of the Audit Committee report to be included in the proxy statement for our annual meeting;
•our compliance with legal and regulatory requirements;
•overseeing our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements;
•reviewing and approving related-person transactions; and
•overseeing our financial risks, enterprise exposures, cybersecurity risks and other risks as it deems necessary or appropriate.
Compensation Committee
Our Compensation Committee is comprised of Messrs. Casdin and Ruch and Ms. Leproust, with Mr. Ruch as the chairman of our Compensation Committee. The Board has determined that each member of our Compensation Committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:
•evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
•evaluating and recommending non-employee director compensation arrangements for determination by our Board;
•administering our cash-based and equity-based compensation plans; and
•overseeing our compliance with regulatory requirements associated with the compensation of directors, officers and employees.
The Compensation Committee may retain compensation advisors and other compensation consultants.
Role of Compensation Consultant
The Compensation Committee has the authority to retain the services and obtain the advice of external advisors, including compensation consultants, legal counsel and other advisors to assist in the evaluation of executive officer compensation. The Compensation Committee has engaged Radford Data & Analytics of Aon, our independent compensation consultant (“Radford”), to conduct an executive compensation market analysis and review of our short-term cash and long-term equity incentive practices to help ensure they align with market practices. Radford reviewed and advised on all principal aspects of our executive compensation program, including:
•Assisting in developing a peer group of publicly traded companies to be used to help assess the competitiveness of executive compensation;
•Assisting in ensuring a competitive compensation framework;
•Meeting regularly with the Compensation Committee to review all elements of executive compensation, including the competitiveness of our executive compensation program;
•Assisting in the competitive assessment of the short-term cash and long-term equity incentive plans designs; and
•Assisting in the risk assessment of our compensation program.
Outside of its services to the Compensation Committee, Radford provides certain other miscellaneous services to us, including those related to provision of surveys. The Compensation Committee evaluated the independence of

Radford and determined that it is independent. The Compensation Committee also determined that Radford’s work for the Company in 2022 did not raise any conflicts of interest.
Role of Compensation Committee and Executive Officers in Compensation Decisions
Our Compensation Committee works in close collaboration with the full Board on executive compensation matters. Following the adoption of our Compensation Committee charter, our Compensation Committee has adopted a practice of informing and consulting with the full Board concerning the establishment of performance goals and objectives for our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of the goals and objectives that were set, and determining the Chief Executive Officer’s compensation based on that evaluation. Our Chief Executive Officer serves on our Board but recuses herself from any deliberations about her compensation. For fiscal year 2022, Eric Schadt, Ph.D., our former Chief Executive Officer who resigned in August 2022, and Katherine Stueland, our current Chief Executive Officer, each prepared an analysis for the Compensation Committee to recommend each element of compensation to be paid to all executive officers except for themselves. The Compensation Committee considered their recommendations, along with an analysis from Radford, in approving the compensation of our executive officers other than Chief Executive Officer.
Nominating and Corporate Governance Committee
Our Nominating and Governance Committee is comprised of Messrs. Ruch and Casdin and Ms. Leproust, with Ms. Leproust as the chairperson of our Nominating and Governance Committee. The Board has determined that each member of our Nominating and Governance Committee meets the requirements for independence under the current Nasdaq listing standards. Our Nominating and Governance Committee is responsible for, among other things:
•identifying, considering and recommending candidates for membership on our Board;
•overseeing the process of evaluating the performance of our Board; and
•advising our Board on other corporate governance matters.
Stock Ownership Guidelines
The Compensation Committee will periodically assess the appropriateness of stock ownership guidelines for directors and executive officers, including whether and to what extent directors and executive officers should be restricted from selling stock acquired through equity compensation.
Board and Committee Meetings and Attendance
The Board and its committees meet throughout the year on a pre-determined schedule and also hold special meetings and act by written consent from time to time. Typically, in conjunction with the regularly scheduled meetings of the Board, the independent directors meet in executive sessions outside the presence of management.
During 2022, the Board met 15 times (including telephonic meetings) and took action by unanimous written consent three times. During 2022, our Audit Committee met four times and took action by unanimous written consent one time, our Compensation Committee met eight times, and our Nominating and Governance Committee met one time. Each director attended at least 75% of the meetings held by the Board and by each committee on which he or she served while he or she was a director during the year, except for Eli Casdin, Rachel Sherman and Nat Turner, a former director on the Board that resigned in April 2022.
We acknowledge the value of having directors with significant experience in other businesses and activities. Effective service requires substantial commitment, but we recognize that the demands of other business activities vary substantially; therefore, we do not consider it necessary to impose specific limits on such activities so long as directors are sufficiently attentive and available to fulfill their duties and so long as directors comply at all times with our conflict of interests policies.

Director Attendance at Annual Meetings
Although we do not have a formal policy regarding attendance by members of the Board at each annual meeting of stockholders, we encourage all of our directors to attend in person, or virtually, depending on the meeting format. In fiscal year 2022, two of the directors serving at the time of last year’s special meeting, which was held as a special meeting in lieu of our annual meeting, attended that meeting.
Board Diversity Matrix
The following table summarizes the gender and ethnic diversity of our directors in accordance with the requirements of, and in the format prescribed by, Nasdaq Rule 5606. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).
Board Diversity Matrix (as of April 17, 2023)

Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities	0	0
LGBTQ+	2
Did Not Disclose Demographic Background	1
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.GeneDx.com. Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only. We intend to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.
Stockholder Communications with the Board of Directors
Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary, at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902. The Corporate Secretary will forward the communication to the Board members.
Considerations in Evaluating Director Nominees

The Nominating and Governance Committee is responsible for identifying, considering and recommending candidates to the Board for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board. Candidates may come to our attention through current members of our Board, professional search firms, stockholders or other persons.
Our Board encourages the selection of directors who will contribute to the Company’s overall corporate goals. The Nominating and Governance Committee may from time to time review and recommend to the Board the desired qualifications, expertise and characteristics of directors, including such factors as independence, diversity, geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board, ability to contribute to our Board’s overall effectiveness, and the needs of our Board and its committees. In evaluating potential candidates for the Board, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.
Stockholder Recommendations for Nominations to the Board of Directors
The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board who meet the minimum qualifications as described above. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 1.12.1 of our Amended and Restated Bylaws (as amended, the “Bylaws”). Any eligible stockholder who wishes to submit a nomination should review the requirements in the Bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902. Submissions must include the full name of the proposed nominee, age, business and residential address, the principal occupation or employment of such nominee, other information regarding the nominee and proposing stockholder as specified in the Bylaws, and certain representations regarding the nomination. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Governance Committee.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under the section titled “Future Stockholder Proposals.” In addition to satisfying the foregoing requirements under the Bylaws, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
PROPOSAL NO. 1 - THE CLASS II DIRECTOR ELECTION
Our Board is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class II will stand for election at this meeting. The terms of office of directors in Class I and Class III do not expire until the annual meetings of stockholders to be held in 2025 and 2024, respectively.
Rachel Sherman and Dennis Charney, our Class II directors, have indicated that they will not stand for re-election as Class II directors at the Annual Meeting, and will cease to serve on our Board, effective as of June 14, 2023, or the date of the Annual Meeting. The Board expresses its gratitude to Dr. Sherman and Dr. Charney for their many contributions during their service on the Board. In order to rebalance the Board’s classes so that the number of directors in each class will be divided as nearly equally as possible following the Annual Meeting, the Board has duly approved the resignation of Ms. Stueland and Mr. Ryan as Class III directors and their immediate reappointment and nomination to serve as Class II directors, with their service on the Board being deemed to have continued uninterrupted, without any break in service since the applicable dates they first joined the Board. Ms. Stueland and Mr. Ryan have also each elected to stand for reelection as Class II directors at the Annual Meeting. Each director to be elected will hold office for a three-year term expiring at the annual meeting of stockholders to be held in 2026 and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Further, our Bylaws provide that the number of directors comprising the Board will be determined by the Board, and the number of directors is currently set at nine. The Board will reduce the number of directors to seven following the Annual Meeting.

Each director will be elected by a plurality of the votes present online at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” any of the nominees or “WITHHOLD” your vote with respect to any of the nominees. Shares represented by proxies will be voted “FOR” the election of each of the Class II nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than two directors.
Nominees to the Board of Directors
The nominees and their ages as of April 17, 2023 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Katherine Stueland	47	Class II
Jason Ryan	48	Class II

Katherine Stueland has served as our Chief Executive Officer and a member of our Board since April 2022, following the completion of the Acquisition. Prior to the Acquisition, Ms. Stueland was the President and Chief Executive Officer of Legacy GeneDx. Prior to joining Legacy GeneDx, Ms. Stueland served as the Chief Commercial Officer at Invitae Corporation, a biotechnology company, from October 2016 to June 2021 and as the Head of Communications and Investor Relations at Invitae Corporation from November 2013 to October 2016, during which time she helped Invitae Corporation transition from a private to a public company. Ms. Stueland previously served as the Principal at Vivo Communications, a technology company, from January 2013 to December 2013, and as the Vice President of Communications and Investor Relations at Dendreon Corporation, a biotechnology company, from September 2009 to June 2012. Ms. Stueland also previously served on the board of the Rivkin Center, a non-profit organization dedicated to the treatment and prevention of cancer in women. Ms. Stueland earned a B.S. in English language and literature from Miami University of Ohio. Ms. Stueland’s extensive leadership experience as an executive officer of biotechnology companies and knowledge of GeneDx’s business provide her with the qualifications and skills to serve as a director on our Board.
Jason Ryan has served as a member of our Board since July 2021, and as our Executive Chairman since January 2022. Mr. Ryan served as Chief Operating and Financial Officer of Magenta Therapeutics, Inc., a biotechnology company, from January 2019 to November 2020. Prior to joining Magenta Therapeutics, Inc., Mr. Ryan previously served as Chief Financial Officer of Foundation Medicine, Inc., a molecular information company which became a wholly-owned subsidiary of Roche Holdings, Inc., from March 2015 to November 2018. Prior to his position as Chief Financial Officer of Foundation Medicine, Inc., Mr. Ryan served in various other finance roles at Foundation Medicine, including as Senior Vice President of Finance. Prior to joining Foundation Medicine, Inc., Mr. Ryan led the finance and strategic planning functions of various other life science companies including Taligen Therapeutics, Inc., Codon Devices Inc. and Genomics Collaborative, Inc. Mr. Ryan joined the board of directors of Singular Genomics Systems, Inc. in April 2021, and joined the board of directors of SomaLogic, Inc. in March 2023. He previously served on the board of directors of ArcherDX, Inc. (which was acquired by Invitae Corporation) from April 2020 to October 2020. He began his career at Deloitte & Touche LLP. Mr. Ryan holds an M.B.A. from

Babson College and a B.S. in economics from Bates College, and earned a C.P.A. in Massachusetts. Mr. Ryan’s extensive finance experience and his leadership experience in the life sciences and biopharmaceutical industries qualifies him to serve as a director on our Board.
Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages as of April 17, 2023 are provided in the table below. Additional biographical information for each continuing director is set forth in the text below the table.

Name	Age	Class	Director Since
Eli D. Casdin(1)(2)	50	Class I	July 2020
Joshua Ruch(1)(2)	73	Class I	July 2021
Emily Leproust, Ph.D.(2)(3)	50	Class III	September 2020
Keith Meister(3)	50	Class III	January 2022
Richard C. Pfenniger, Jr.(3)	67	Class III	April 2022

(1)Member of our Nominating and Corporate Governance Committee.
(2)Member of our Compensation Committee.
(3)Member of our Audit Committee.
Eli D. Casdin has served as a member of our Board since July 2020, and previously served as the Chief Executive Officer of CMLS from July 2020 to July 2021. Mr. Casdin founded Casdin Capital, LLC, an investment firm focused on the life sciences and healthcare industry, in November 2011 and currently serves as its Chief Investment Officer. Mr. Casdin also serves on the boards of directors of SomaLogic, Inc., a protein biomarker discovery and clinical diagnostics company (formerly, CM Life Sciences II Inc., a special purpose acquisition company (“CMLS II”)), since September 2021 (having previously served as the Chief Executive Officer of CMLS II from February 2021 to September 2021), and EQRx, Inc., a pharmaceutical company (formerly, CM Life Sciences III Inc., a special purpose acquisition company (“CMLS III”)), since December 2021 (having previously served as the Chief Executive Officer of CMLS III from February 2021 to December 2021). In addition, Mr. Casdin serves on the boards of directors of Century Therapeutics, Inc., a biotechnology company, since February 2021, Absci Corp, a drug and target discovery company, since December 2020, and Tenaya Therapeutics, Inc., a biotechnology company, since August 2019, and previously served on the board of directors of Exact Sciences Corp., a molecular diagnostics company focused on early cancer detection, treatment and monitoring, from October 2017 to September 2020. Mr. Casdin holds an M.B.A. from Columbia Business School and a B.S. degree from Columbia University School of General Studies. Mr. Casdin’s qualifications to serve on our Board include his extensive leadership experience as an executive officer of an investment firm, his extensive public and private company directorship experience in the life sciences and healthcare sectors, and his expertise in finance, capital markets, and the biotechnology industry.
Joshua Ruch has served as a member of our Board since July 2021, and previously served as the Chairman of our Board from July 2021 to January 2022 and as a member of the board of directors of Legacy Sema4 from November 2017 to July 2021. Mr. Ruch is also a managing partner and co-founder of Rho Capital Partners, an investment and venture capital management company focused on innovative technology, and has held such positions since the founding of Rho Capital Partners in 1981. Prior to co-founding Rho Capital Partners and Rho Ventures in 1981, Mr. Ruch worked as an investment banker at Salomon Brothers in New York, a multinational investment bank. In addition to GeneDx, Mr. Ruch is also a trustee of the Mount Sinai Health System, Carnegie Hall and the National Humanities Center, and is a member of the Board of Governors of the Technion – Israel Institute of Technology and the Steering Committee of the Jacobs Institute. Mr. Ruch received an M.B.A. from the Harvard Business School and a B.S. in electrical engineering from the Technion – Israel Institute of Technology in Haifa, Israel. Mr. Ruch’s broad experience as an investor and serving on the boards of emerging technology companies, including health care and biotechnology companies, qualifies him to serve on our Board.
Emily Leproust, Ph.D., has served as a member of our Board since September 2020. Dr. Leproust has been President and Chief Executive Officer of Twist Bioscience Corp., a biotechnology company, since co-founding

Twist in 2013. Since October 2018, she has also served as chair of the board of directors for Twist. Prior to co-founding Twist, Dr. Leproust served in various positions at Agilent Technologies, Inc., an analytical instrumentation development and manufacturing company, most recently as its Director, Applications and Chemistry R&D from February 2009 to April 2013. Dr. Leproust holds a Ph.D. in Organic Chemistry from the University of Houston and a M.Sc. in Industrial Chemistry from the Lyon School of Industrial Chemistry. Dr. Leproust’s qualifications to serve on our Board include her extensive professional and educational experience in the life sciences industry.
Keith Meister has served as a member of our Board since January 2022, and previously served as the Chairman of the Board of CMLS from July 2020 to July 2021. He founded Corvex Management LP, a New York based investment manager, in December 2010 and since its inception has served as its Managing Partner and Chief Investment Officer. From 2003 to 2010, Mr. Meister served as Chief Executive Officer and then Principal Executive Officer and Vice Chairman of the board of Icahn Enterprises L.P., the primary investment vehicle for Carl Icahn. In addition, Mr. Meister previously served as Chairman of CMLS II from December 2020 to September 2021 and CMLS III from January 2021 to December 2021. Mr. Meister also serves on the Board of Directors of MGM Resorts International, a global hospitality and entertainment company, and its affiliate Roar Digital. Mr. Meister has previously served on the board of directors of numerous other public companies in his career, including Yum! Brands Inc., The Williams Companies, Inc., ADT, Inc., Ralcorp Holdings, Inc. and Motorola, Inc. (now Motorola Solutions, Inc.). He is Chairman of the board of the Harlem Children’s Zone and also serves on the board of trustees of the American Museum of Natural History. Mr. Meister holds a B.A. degree in government from Harvard College where he graduated cum laude. His qualifications to serve on our board of directors include his extensive leadership experience as managing partner and executive officer of an investment firm and a diversified holding company, his extensive public company directorship experience in a variety of industries, and his expertise in finance, capital markets, strategic development, and risk management.
Richard C. Pfenniger, Jr., has served as a member of our Board since April 2022. Mr. Pfenniger is also a private investor who has served as an executive officer of several companies, including as Chief Executive Officer and President of Continucare Corporation, a provider of primary care physician and practice management services, from 2003 until 2011, where he also served as Chairman of the Board of Directors of Continucare Corporation from 2002 until 2011. Previously, Mr. Pfenniger served as the Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc. from 1997 through 2003. Prior to joining Whitman, he served as the Chief Operating Officer of IVAX from 1994 to 1997, and, from 1989 to 1994, he served as the Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation. Prior thereto he was engaged in the private practice of law. Mr. Pfenniger currently serves as a director of OPKO Health, Inc., a biopharmaceutical and medical diagnostics company, Asensus Surgical, Inc., a medical device company, Cocrystal Pharma, Inc., a development stage pharmaceutical company, and Fluent, Inc., a data driven performance marketing company. He also serves as the Vice Chairman of the Board of Trustees and as a member of the Executive Committee of the Phillip and Patricia Frost Museum of Science. Mr. Pfenniger previously served as a director of BioCardia, Inc., clinical-stage regenerative medicine company developing novel therapeutics for cardiovascular diseases, IntegraMed America, Inc., a private specialty healthcare services company offering products and services to patients and providers in the fertility and vein care segments of the health industry, Vein Clinics of America and Wright Investors’ Services Holdings, Inc., an investment management and financial advisory firm. Mr. Pfenniger’s experience as a chief executive officer, chief operating officer and general counsel, and knowledge of the healthcare business provide him with the qualifications and skills to serve as a director on our Board.
Family Relationships
There are no familial relationships among any of our directors and executive officers.
Director Compensation
Please see the section entitled “Executive Compensation—Director Compensation” for a summary of payments made to our directors.

Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS
THAT OUR STOCKHOLDERS VOTE “FOR ALL NOMINEES”
IN THE ELECTION OF THE CLASS II DIRECTORS.
PROPOSAL NO. 2 - THE AUDITOR RATIFICATION
Our Audit Committee has selected Ernst & Young LLP as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2023. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since the closing of the Business Combination, and the independent registered public accounting firm of Legacy Sema4 prior to the closing of the Business Combination. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Although ratification by stockholders is not required by law, our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.
Change of Independent Registered Public Accounting Firm

In 2021, we chose not to renew the engagement of WithumSmith+Brown, PC (“Withum”), which was then serving as CMLS’s independent registered public accounting firm prior to the closing of the Business Combination. During 2021, Ernst & Young LLP was engaged to perform professional services in conjunction with the transaction between Legacy Sema4 and CMLS, which included financial statement audits of 2020, 2019 and 2018 and auditor assistance with merger activities and associated regulatory filings. Ernst & Young LLP was the independent registered public accounting firm of Legacy Sema4 and performed these financial statement audits in that capacity. The engagement of Ernst & Young LLP was approved by the Audit Committee of the Board as of August 13, 2021. Fee amounts for all services performed during 2021, including the audit fees and auditor assistance with merger activities and associated regulatory filings, are reflected in the table below.
Withum’s reports on the Company’s consolidated financial statements as of December 31, 2020 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the period from January 1, 2021 through July 22, 2021, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act and the related instructions thereto, with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.
The Audit Committee approved the appointment of Ernst & Young LLP as our new independent registered public accounting firm, effective as of August 13, 2021. During the period from January 1, 2021 through June 30, 2021, neither we nor anyone acting on our behalf consulted with Ernst & Young LLP regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Independent Registered Public Accounting Firm Fees and Services
The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2022 and 2021.
Principal Accountant Fees and Services

Fees Billed to GeneDx	Fiscal Year 2022	Fiscal Year 2021
Audit fees(1)	$3,190,550	$1,725,000
Audit-related fees(2)	400,000	300,000
Tax fees(3)	—	—
All other fees(4)	3,000	1,778
Total fees	$3,593,550	$2,026,778

(1)“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; consents, and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States) and subsequent SEC filings including registration statements.
(2)“Audit-related fees” include fees related to performing services related to comfort letters during fiscal year 2022 and our internal control environment assessment in 2021.
(3)“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters; assistance with sales tax; assistance with tax matters related to acquisitions and assistance with tax audits.
(4)“All other fees” include fees for services other than the services described in the above three categories, principally comprised of support services, principally comprised of online subscription fees for Ernst & Young LLP's accounting research tool.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The Audit Committee pre-approves, and may establish pre-approval policies and procedures for, all audit and non-audit related services provided by our independent registered public accounting firm as permitted by the Nasdaq rules, applicable laws and rules and regulations of the SEC and other applicable laws and regulations. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS
THAT OUR STOCKHOLDERS VOTE “FOR”
THE AUDITOR RATIFICATION.
REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our Audit Committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the year ended December 31, 2022. Our Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communications with Audit Committees.”
Our Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, our Audit Committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2022 for filing with the U.S. Securities and Exchange Commission.
Submitted by the Audit Committee
Keith Meister, Chair
Emily Leproust
Richard C. Pfenniger, Jr.
EXECUTIVE OFFICERS
Management
The following table sets forth the names, ages as of April 17, 2023, and certain other information regarding our executive officers and directors:

Name	Age	Position
Executive Officers:
Katherine Stueland	47	Chief Executive Officer and Director
Jason Ryan	48	Executive Chairman and Director
Kevin Feeley	42	Chief Financial Officer
Kareem Saad	44	Chief Business Officer

For information regarding Ms. Stueland and Mr. Ryan, please see the section entitled “Proposal No. 1 - The Class II Director Election.”

Executive Officers
Kevin Feeley has served as our Chief Financial Officer since August 2022. Mr. Feeley previously served as Senior Vice President of Operations and Head of GeneDx from May 2022 to August 2022. Prior to joining us, Mr. Feeley served as Chief Financial Officer of OPKO Health’s diagnostics division from 2016 to 2022, which included BioReference Laboratories, Inc. and Legacy GeneDx, prior to the Acquisition. Mr. Feeley previously served as the U.S. Controller at Reckitt Benckiser, a global consumer packaged goods company focused on health, hygiene, and nutrition brands. He also previously led SEC reporting at Bausch Health Companies, a public specialty pharmaceutical company, and spent twelve years in the audit practice of KPMG LLP working closely with large multinational pharmaceutical companies. Mr. Feeley is a certified public accountant and holds a BBA from James Madison University.
Kareem Saad has served as our Chief Business Officer since July 2021. Mr. Saad previously served as Legacy Sema4’s Chief Business Officer from January 2021 to July 2021. Mr. Saad also previously served as the Chief Strategy Officer at Legacy Sema4 from October 2017 to January 2020. Prior to rejoining us, Mr. Saad served as the President and Chief Operating Officer of Apervita, Inc., a healthcare technology company, from February 2020 to January 2021. Mr. Saad previously served as the Chief Commercial Officer and EVP of Strategy and Business Development of SourceMed, a healthcare technology company, between January 2015 and June 2017. Prior to joining SourceMed, Mr. Saad served as a National Sales Director and Manager in Dell’s Healthcare and Life Sciences division between June 2009 and July 2013, and as a Business Segment Executive in IBM’s Healthcare Life Sciences group from November 2001 to February 2006. Mr. Saad received an M.B.A. with a concentration in Economics and Finance from the University of Chicago and a B.S. in Biochemistry and Molecular Biology with a minor in Computer Science from the University of British Columbia.

EXECUTIVE COMPENSATION
Executive Compensation Overview
All share amounts, exercise prices and other amounts set forth in this section have been adjusted for the impact of the Reverse Stock Split.

Objectives of our Executive Compensation Program
The main objectives of our executive compensation program are to create a competitive total rewards package to attract, retain and incent qualified executive officers who will lead us to long-term success and enhance stockholder value based on the balanced attainment of short-term performance objectives and long-term strategic goals. Each element of our compensation program supports these objectives.
Compensation of our Named Executive Officers
The following tables and accompanying narrative disclosure set forth information about the compensation earned by our named executive officers for the year ended December 31, 2022, who were:
•Katherine Stueland, our Chief Executive Officer,
•Eric Schadt, Ph.D., our former Chief Executive Officer, President, and Chief Research & Development Officer,
•Jason Ryan, our Executive Chairman of the Board, and
•Kevin Feeley, our Chief Financial Officer.
The named executive officers’ compensation primarily consists of (1) base salary, (2) annual discretionary cash bonus and (3) equity incentive awards. Our named executive officers, during their employment with us, are also eligible to participate in the same retirement and health and welfare benefit plans as its other full-time employees.
2022 Summary Compensation Table
The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to and earned by our named executive officers during the year ended December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Katherine Stueland Chief Executive Officer (4)	2022	453,557	573,800	5,445,707		5,397,727	11,563	11,882,354
Eric Schadt, Ph.D. Former Chief Executive Officer, President, Chief Research & Development Officer and Director (5)	2022	430,962	—	1,116,215		1,302,504	311,931	3,161,612
	2021	650,000	513,000	10,699,239		3,867,064	41,533	15,770,836
Jason Ryan Executive Chair of the Board	2022	510,923	108,000	1,658,374	(7)	876,649	39,515	3,193,461
Kevin Feeley Chief Financial Officer (6)	2022	294,231	191,300	1,605,679		1,542,770	23,700	3,657,680

(1)The amounts reported reflect the annual performance-based cash bonus amounts awarded to our named executive officers for their service in 2022. For additional information regarding the bonus compensation, see “—2022 Bonuses.”
(2)Amounts represent the grant date fair value of the restricted stock units and stock options awarded to the named executive officer during 2022 in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in determining the grant date fair value of the restricted stock units and stock options are set forth in Note 11 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. In determining the total value of the equity awards, we have considered all grants issued during the year as earned by the respective executive officers.
(3)The amounts reported in this column represent our matching contributions made on behalf of our named executive officers under our 401(k) plan, other personal benefits including reimbursement for travel costs in the amount of $51,419, and severance payments (see below).
(4)Ms. Stueland joined the Company in April 2022.
(5)Dr. Schadt left the Company in August 2022. Amounts reported under the “All Other Compensation” column includes a severance payment pursuant to our separation agreement with Dr. Schadt.
(6)Mr. Feeley joined the Company in April 2022 and became Chief Financial Officer in August 2022.
(7)On December 9, 2022, 620,177 performance share units ("PSU"s) were granted and are included herein. Additionally, on December 31, 2022, 126,980 PSUs granted in January 2022 which were subject to both service and performance-based vesting conditions were all forfeited due to the established performance goals not being achieved.

Narrative Disclosure to the Summary Compensation Table
2022 Bonuses
Under their employment agreements, Ms. Stueland and Mr. Feeley are entitled to receive annual bonuses based on the achievement of certain corporate and individual performance objectives. For the 2022 bonuses, the target annual bonuses for Ms. Stueland and Mr. Feeley were equal to 100% and 50%, respectively, of their respective annual base salaries. We also awarded a discretionary bonus to Mr. Ryan in 2023 in recognition of Mr. Ryan’s contributions to the Company in 2022 and his new role as Executive Chairman.
2022 Equity Awards
Our company offers stock options as well as service-based restricted stock units ("RSU"s) to our named executive officers as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our Class A Common Stock at a price per share at least equal to the fair market value of our Class A Common Stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. All of our named executive officers received RSU awards in recognition of their service to us and to further incentivize continued performance. Generally, our equity-based awards vest over four years, subject to the employee’s continued employment with us on each vesting date. In 2022, annual awards of RSU were made in the form of time-based awards, and time-based and performance-based awards in the case of the Executive Chairman.
Performance-Based Equity Awards
In January 2022, we awarded 126,980 performance-based RSUs to Mr. Ryan that were eligible to vest on December 31, 2022 based on the achievement of certain corporate and financial objectives. The Company awarded these performance-based awards to better align the compensation of Mr. Ryan with his responsibilities in connection with the short-term performance of the Company. These performance-based RSUs were all forfeited due to the established performance goals not being achieved. In December 2022, we awarded Mr. Ryan 620,177 performance-based RSUs that are eligible to vest on December 31, 2023 based on the achievement of the financial performance goals applicable to our 2023 annual incentive program.
Outstanding Equity Awards at 2022 Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2022.

			Option Awards(1)			Stock Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(*)
Katherine Stueland	04/29/2022	(2)	—	107,610	$72.60	05/01/2032	—	—
	04/29/2022	(2)	—	—	—	—	61,983	$539,591
	12/09/2022	(3)	—	—	—	—	104,743	$911,384
Eric Schadt	06/01/2017	(4)	68,626	—	$5.00	05/31/2027	—	—
	10/17/2019	(5)	8,216	—	$25.30	10/16/2029	—	—
	10/17/2019	(5)	22,741	—	$25.30	10/16/2029	—	—
	02/18/2020	(5)	52,533	—	$25.30	12/31/2023	—	—
	04/04/2022	(5)	1,203	—	$100.70	12/31/2023	—	—
Jason Ryan	10/15/2021	(6)	675	—	$257.10	10/14/2031	—	—
	10/15/2021	(7)	262	412	$257.10	10/14/2031	—	—
	01/18/2022	(8)	13,022	—	$113.90	01/17/2032	—	—
	10/15/2021	(7)	—	—	—	—	259	$2,258
	12/09/2022	(8)	—	—	—	—	21,780	$189,607
	12/09/2022	(9)	—	—	—	—	18,793	$163,603
Kevin Feeley	04/29/2022	(2)	—	20,924	$72.60	05/01/2032	—	—
	09/01/2022	(3)	1,245	18,682	$32.70	08/31/2032	—	—
	04/29/2022	(2)	—	—	—	—	12,052	$104,920
	09/01/2022	(3)	—	—	—	—	10,761	$93,679
	12/09/2022	(3)	—	—	—	—	39,393	$342,940

*    The closing market price of our Class A Common Stock on December 31, 2022 was $0.2638 per share, or $8.7054 per share as adjusted for the Reverse Stock Split.
(1)The outstanding stock options were granted under our 2021 Equity Incentive Plan. Legacy Sema4’s 2017 Equity Incentive Plan and pursuant to our prior merger agreements, as applicable. The outstanding RSUs were granted under our 2021 Equity Incentive Plan and pursuant to our prior merger agreements, as applicable.
(2)1/4th of the total shares underlying the stock options vest on April 29, 2023, 1/4th of the total shares underlying the stock options vest on April 29, 2024, and 1/16th of the total shares underlying the stock option vest on each quarterly anniversary thereof through April 29, 2026.
(3)These stock options and RSUs vest in quarterly installments over a four-year period.
(4)The shares underlying the stock option are fully vested.
(5)These stock options vested in quarterly installments over a four-year period. Dr. Schadt left the Company in August 2022.
(6)These stock options were granted to Mr. Ryan in connection with his service as a member of our board of directors, prior to his appointment as our Executive Chairman. These stock options vested on the earlier of (i) the date of the next annual meeting of the Company’s shareholders following the grant date and (i) the first anniversary of the grant date.
(7)These stock options and RSUs were granted to Mr. Ryan in connection with his service as a member of our board of directors, prior to his appointment as our Executive Chairman. The stock options will vest in equal monthly installments over the three-year period following the grant date, and the RSUs will vest in equal annual installments over the three-year period following the grant date, in each case so long as Mr. Ryan continues to provide services to the Company through such vesting date.
(8)The shares underlying the stock option fully vested on December 31, 2022.
(9)These RSUs vest on December 31, 2023, subject to the achievement of performance goals. In the event of a change in control, the performance goals would be deemed achieved at 100% of target.
Employment Agreements with Our Current Named Executive Officers
Each of our current named executive officers has entered into an employment agreement with us that provides for at-will employment and includes each named executive officer’s base salary, standard employee benefit plan participation and a discretionary annual bonus. The employment agreements provide for an annual base salary of $675,000 and a target annual bonus of 100% of annual base salary in the case of Ms. Stueland, an annual base salary of $450,000 and a target annual bonus of 50% of annual base salary in the case of Mr. Feeley, and an annual base salary of $337,500 and a target annual bonus of 100% of annual base salary in the case of Mr. Ryan. Mr. Ryan's employment agreement provides that he will be employed 50% of his time by us. The employment agreements also provide for the potential payments and benefits upon a termination of employment or in connection with a change in control as described below in “—Potential Payments upon Termination or Change in Control.” For more information, see “—Outstanding Equity Awards at 2022 Fiscal Year-End.”
Potential Payments upon Termination or Change in Control
Pursuant to her employment agreement, if Ms. Stueland is terminated without “cause” or resigns for “good reason” (as such terms are defined in her employment agreement) other than in connection with a change in control, she will be entitled to receive 24 months of base salary continuation and 12 months of continued coverage under our group health benefit plans, subject to her execution of a release of claims. If instead such termination occurs within the period commencing three months prior to (or the date on which the Company has commenced engagement with a change in control counterparty, if later) and ending 12 months following a change in control, she will be entitled to receive 24 months of base salary continuation, a lump sum payment equal to two times her target annual bonus, 24 months of continued coverage under our group health benefit plans, and accelerated vesting of her outstanding equity-based compensation awards, subject to her execution of a release of claims. As described above in “—Outstanding Equity Awards at 2022 Fiscal Year-End”, a portion of the stock options held by Ms. Stueland would vest upon a change in control transaction.
Pursuant to his employment agreement, if Mr. Feeley is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement) other than in connection with a change in control, he will be entitled to receive 9 months of base salary continuation and 12 months of continued coverage under our group health benefit plans, subject to his execution of a release of claims. If instead such termination occurs within the 12-month period following a change in control, he will be entitled to receive 12 months of base salary continuation, a lump sum payment equal to one times his target annual bonus, 12 months of continued coverage under our group health benefit plans, and accelerated vesting of his outstanding equity-based compensation awards, subject to his execution of a release of claims.
Pursuant to his employment agreement, if Mr. Ryan is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement), he will be entitled to receive base salary continuation until December 31, 2023 and continued coverage under our group health benefit plans until December 31, 2023, subject to his execution of a release of claims. In addition, the performance goals applicable to the performance-based RSUs granted to Mr. Ryan would be deemed to have been achieved at 100% of the target performance in the event of a change in control.
Separation Agreement with Our Former Named Executive Officer
In connection with Dr. Schadt’s departure from our company in August 2022, we and Dr. Schadt entered into a separation agreement (the “Separation Agreement”), pursuant to which Dr. Schadt is entitled to receive the following severance benefits in exchange for his execution of release of claims:
•a severance payment equal to 24 months of Dr. Schadt’s annual base salary;
•24 months of reimbursement of COBRA continuation benefits; and
•an extended period to exercise certain of Dr. Schadt’s vested stock options through December 31, 2023.
2022 Inducement Awards
To induce the individuals to accept employment with the Company, we granted stock options to purchase 4,932,132 shares of Class A Common Stock (or 149,458 shares after adjusting for the Reverse Stock Split) to three (3) newly-hired employees and RSUs to acquire an aggregate of 4,285,208 shares of Class A Common Stock (or 129,854 shares after adjusting for the Reverse Stock Split) to eighty (80) newly-hired employees on May 2, 2022. The foregoing included inducement stock options to purchase an aggregate of 3,551,136 shares (or 107,610 shares after adjusting for the Reverse Stock Split) of Class A Common Stock and 2,045,454 RSUs (or 61,983 RSUs after adjusting for the Reverse Stock Split) granted to Ms. Stueland as an inducement material to the employment of Ms. Stueland as the Chief Executive Officer of the Company, and inducement stock options to purchase an aggregate of

690,498 shares of Class A Common Stock (or 20,924 shares after adjusting for the Reverse Stock Split) and 397,727 RSUs (or 12,052 RSUs after adjusting for the Reverse Stock Split) granted to Mr. Feeley as an inducement material to the employment of Mr. Feeley as Head of GeneDx prior to becoming Chief Financial Officer of the Company.
Compensation Committee Interlocks and Insider Participation
The directors who were members of our compensation committee during 2022 were Joshua Ruch, Rachel Sherman, Nat Turner and Eli Casdin. None of them at any time has been one of our officers or employees. None of our executive officers serves, or in the past has served, as a member of the Board or compensation committee of any entity that has one or more of its executive officers serving on our Board or our compensation committee.
Director Compensation
Non-Employee Director Compensation Policy
We adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Our non-employee directors will receive an annual cash retainer of $40,000, payable quarterly, and a grant of stock options and RSUs with an aggregate grant-date value of $200,000, which will vest on the earlier of the first anniversary of the grant date and the next annual meeting of our stockholders. New non-employee directors will receive a grant of stock options RSUs upon joining our Board with an aggregate grant-date value of $400,000, which will vest over the three-year period following the grant date.
Members of our audit committee will receive an additional annual cash retainer of $10,000, and the chairperson of our audit committee will receive an additional cash retainer of $20,000 (in lieu of the annual retainer for membership on the audit committee). Members of our compensation committee will receive an additional annual cash retainer of $7,500, and the chairperson of our compensation committee will receive an additional cash retainer of $15,000 (in lieu of the annual retainer for membership on the compensation committee). Members of our nominating and governance committee will receive an additional annual cash retainer of $5,000, and the chairperson of our nominating and governance committee will receive an additional cash retainer of $10,000 (in lieu of the annual retainer for membership on the compensation committee).
Executive Chairman Compensation
In January 2022, our Board appointed Jason Ryan as Executive Chairman and entered into an executive chairman agreement (the “Executive Chairman Agreement”) with Mr. Ryan. Prior to this appointment, Mr. Ryan served as a non-employee director of our Board. The Executive Chairman Agreement provides for an annual base salary of $540,000. In connection with the appointment, we issued to our Executive Chairman an option to purchase 429,730 shares of our Class A Common Stock (or 13,022 shares after adjusting for the Reverse Stock Split), 247,525 service-based RSUs (or 7,500 RSUs after adjusting for the Reverse Stock Split) and 126,980 performance-based RSUs (or 3,847 RSUs after adjusting for the Reverse Stock Split), which service-based RSUs fully vested on December 31, 2022 and which performance-based RSUs were all forfeited due to the established performance goals not being achieved.
We entered into an amendment to the Executive Chairman Agreement on April 12, 2023 in order to extend the period of Mr. Ryan's employment as Executive Chairman and amend the terms of his employment, effective as of April 10, 2023. The amendment provides that for calendar year 2023, Mr. Ryan shall be employed 50% of his time by the Company and receive a base annual salary of $337,500, with an opportunity to receive an annual performance bonus for calendar year 2023 with a target amount equal to 100% of the annual base salary. Except as set forth in the amendment, the Executive Chairman Agreement remains unmodified and in full force and effect.
2022 Director Compensation Table
The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2022. Ms. Stueland and Mr. Ryan did not receive any compensation for their service as a director during fiscal year 2022, while also serving as Chief Executive Officer and Executive Chairman, respectively. Other than as described below, none of our non-employee directors received any fees or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of our Board) or any equity or non-equity awards in the year ended December 31, 2022. Please see the section entitled “Executive Compensation—2022 Summary Compensation Table” for a summary of payments made to Ms. Stueland and Mr. Ryan.

Name	Fees Earned or Paid in Cash($)	Option Awards($)(1)(4)	Restricted Stock and Other Securities($)(1)(4)	All Other Compensation ($)	Total($)
Joshua Ruch	60,000	112,847	99,999	—	272,846
Dennis Charney, M.D.	—	—	—	—	—
Eli D. Casdin	49,375	112,847	99,999	—	262,221
Emily Leproust, Ph.D.	50,000	112,847	99,999	—	262,846
Keith Meister	60,000	112,847	99,999	—	272,846
Rachel Sherman, M.D., M.P.H., F.A.C.P.	57,500	112,847	99,999	—	270,346
Richard Pfenninger, Jr.	30,000	230,429	200,000	—	460,429
Nat Turner (2)	11,875	—	—	—	11,875
Michael Pellini, M.D. (3)	40,000	112,847	99,999	—	252,846

(1)The amounts reported in this column represent the aggregate grant date fair value of the awards granted under our 2021 Equity Incentive Plan to our directors during the year ended December 31, 2022, as computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of the awards reported in the Option Awards and Restricted Stock and Other Securities columns are set forth in Note 11 to our financial statements included elsewhere in this proxy statement. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards granted during the year, and do not necessarily correspond to the actual economic value that may be received by the director from the awards.
(2)Mr. Turner resigned from the Board on April 29, 2022.
(3)Mr. Pellini resigned from the Board on February 14, 2023.
(4)The following table sets forth information regarding the aggregate number of shares of our Class A Common Stock underlying outstanding stock options held by our non-employee directors as of December 31, 2022 and the aggregate number of unvested shares of our Class A Common Stock underlying outstanding RSU awards held by our non-employee directors as of December 31, 2022:

Name	Shares Underlying Unexercised Stock Options	Unvested Shares of Restricted Stock Units
Joshua Ruch	3,742	1,636
Dennis Charney, M.D.	—	—
Eli D. Casdin	3,066	1,377
Emily Leproust, Ph.D.	3,066	1,377
Keith Meister	2,391	1,377
Richard Pfenninger, Jr.	4,782	2,754
Rachel Sherman, M.D., M.P.H., F.A.C.P.	14,073	1,377
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information, as of December 31, 2022, concerning securities authorized for issuance under our 2021 Equity Incentive Plan (the "2021 EIP") and 2021 Employee Stock Purchase Plan (the "2021 ESPP") and Legacy Sema4’s 2017 Equity Incentive Plan (the "2017 Plan"), as well as certain RSUs that were granted to former equity award holders of Legacy Sema4 and certain employees of the Company pursuant to the Business Combination Merger Agreement (as defined below) (the "Earn-Out RSUs") and certain inducement awards granted in accordance with Nasdaq Listing Rules. The 2021 EIP and 2021 ESPP contain “evergreen” provisions, pursuant to which on January 1st of each year we automatically add 5% and 1%, respectively, of our shares of Class A Common Stock outstanding on the preceding December 31 to the shares reserved for issuance under the 2021 EIP and 2021 ESPP. In addition, pursuant to a “pour over” provision in our 2021 EIP, options that were cancelled, expired or terminated under the 2017 Plan were added to the number of shares reserved for issuance under our 2021 EIP. All share amounts, exercise prices and other amounts set forth in this section have been adjusted for the impact of the Reverse Stock Split.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	222,284		$96.4121	948,900	(3)
Equity compensation plans not approved by security holders	578,780	(4)	$32.6700	146,804	(5)
Total	801,064			1,095,704

(1)Consists of options to purchase shares of our Class A Common Stock.
(2)The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSU or PSU awards, which have no exercise price.
(3)After adjusting for the Reverse Stock Split, consists of 711,022 shares underlying RSU awards representing the right to acquire shares of our Class A Common Stock, 219,084 shares remaining available for issuance under the 2021 ESPP, and 18,793 shares underlying PSU awards representing the right to acquire shares of our Class A Common Stock. After adjusting for the Reverse Stock Split, (i) on January 9, 2023, an additional 588,653 shares of Class A Common Stock became available for future issuance under the 2021 EIP and an additional 117,730 shares of Class A Common Stock became available for issuance under the 2021 ESPP, both pursuant to each plan’s evergreen provisions; and (ii) on April 14, 2023, an additional 787,878 shares of Class A Common Stock became available under the amended and restated 2021 EIP.
(4)After adjusting for the Reverse Stock Split, consists of (i) outstanding stock options that were assumed in connection with the Business Combination; (ii) inducement option awards granted in accordance with Nasdaq Listing Rules; and (iii) Earn-Out RSUs of 24,019 as of December 31, 2022 with no material changes during the first three months of 2023. No additional awards may be granted under the 2017 Plan pursuant to which such assumed stock options were initially granted.
(5)Consists of (i) the Earn-Out RSUs granted in connection with the Business Combination and (ii) inducement RSU awards granted in accordance with Nasdaq Listing Rules.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
The following is a description of transactions since January 1, 2021 and currently proposed transactions in which:
a.we have been or is to be a participant;
b.the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years; and
c.any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
All share amounts, exercise prices and other amounts set forth in this section have been adjusted for the impact of the Reverse Stock Split.
Related Party Transactions Related to the Underwritten and Registered Direct Offerings
Underwritten Offering
Certain of our principal stockholders and their affiliated entities, including certain of our directors and stockholders affiliated with certain of our directors, purchased an aggregate of 208,571,426 shares (or 6,320,343 shares after adjusting for the Reverse Stock Split) of our Class A Common Stock in our underwritten public offering that closed on January 31, 2023 (the “Underwritten Offering”) at an offering price of $0.35 per share (or $11.55 per share after adjusting for the Reverse Stock Split). The following table summarizes the shares of Class A Common Stock purchased by members of our Board of Directors or their affiliates and holders of more than 5% of our outstanding Class A Common Stock:

	Shares of Class A Common Stock
Purchaser	Number of Shares	Aggregate Gross Consideration ($)
Entities affiliated with Casdin(1)	2,597,402	30,000,000
Entities affiliated with Deerfield (2)	1,428,571	16,500,000
Ichan School of Medicine at Mount Sinai(3)	865,800	10,000,000
Section 32 Fund 2, L.P. (4)	865,800	10,000,000
OPKO Health, Inc.(5)	432,900	5,000,000
Entities affiliated with Rho Partners(6)	129,870	1,500,000
Total	6,320,343	73,000,000

(1)After adjustment for the Reverse Stock Split, consists of 2,597,402 shares of Class A Common Stock offered and sold to entities whose general partner is Casdin Capital, LLC. Eli D. Casdin, a member of our Board, is a managing member of Casdin Capital, LLC.
(2)After adjustment for the Reverse Stock Split, consists of 1,428,571 shares of Class A Common Stock offered and sold to entities whose investment manager is Deerfield Management Company, L.P., which held more than 5% of our outstanding Class A Common Stock at the time of the Underwritten Offering.
(3)After adjustment for the Reverse Stock Split, consists of 865,800 shares of Class A Common Stock offered and sold to Ichan School of Medicine at Mount Sinai, which held more than 5% of our outstanding Class A Common Stock at the time of the Underwritten Offering.
(4)After adjustment for the Reverse Stock Split, consists of 865,800 shares of Class A Common Stock offered and sold to Section 32 Fund 2, L.P., which is an affiliate of Michael Pellini, a former member of our Board who resigned in February 2023.
(5)After adjustment for the Reverse Stock Split, consists of 432,900 shares of Class A Common Stock offered and sold to OPKO Health, Inc., which held more than 5% of our outstanding Class A Common Stock at the time of the Underwritten Offering.
(6)After adjustment for the Reverse Stock Split, consists of 99,799 shares of Class A Common Stock offered and sold to Vaal Investment Partners Q9 LP, 20,148 shares of Class A Common Stock offered and sold to Rugu2 LLC, and 9,923 shares of Class A Common Stock offered and sold to Kariba LLC. Rho Partners is an affiliate of Joshua Ruch, a member of our Board.

Registered Direct Offering
On January 26, 2023, we entered into subscription agreements with Corvex Select Equity Master Fund LP, Corvex Master Fund LP and Corvex Dynamic Equity Select Master Fund LP (the “Corvex Funds”), which are institutional investors affiliated with Keith Meister, a member of our Board, relating to a registered direct offering (the “Direct Offering”) of 100,000,000 shares of Class A Common Stock at $0.35 per share (or $11.55 per share after adjusting for the Reverse Stock Split) for a total consideration of $35,000,000. On January 31, 2023, we issued 77,663,376 shares (or 2,353,435 shares after adjusting for the Reverse Stock Split) in the Direct Offering, and on April 17, 2023, we issued 22,336,624 shares (or 676,867 shares after adjusting for the Reverse Stock Split) in connection with the Direct Offering. The following table sets forth the aggregate number of shares of our Class A Common Stock that we issued to the Corvex Funds in the Direct Offering:

	Shares of Class A Common Stock
Purchaser	Initial Direct Offering Shares	Additional Direct Offering Shares	Aggregate Gross Consideration ($)
Corvex Master Fund LP	757,806	217,951	11,270,000
Corvex Select Equity Master Fund LP	1,435,595	412,889	21,350,000
Corvex Dynamic Equity Select Master Fund LP	160,033	46,026	2,380,000
Total	2,353,434	676,866	35,000,000

Related Party Transactions Related to the Acquisition
Acquisition Subscription Agreements
In connection with the Acquisition, certain investors entered into subscription agreements to purchase an aggregate of 50,000,000 shares of Class A Common Stock from us at $4.00 per share (or $1,515,151 shares at a price of $132.00 per share after adjusting for the Reverse Stock Split), for a gross aggregate purchase price of $200 million in private placements that closed in the first half of 2022. The funds from such private placement were primarily used to fund the Acquisition. The following table sets forth the number of shares of our Class A Common Stock issued to our directors, executive officers and holders of more than 5% of our outstanding Class A Common Stock and their affiliates in this transaction:

	Shares of Class A Common Stock
Purchaser	Number of Shares	Aggregate Gross Consideration ($)
Entities affiliated with Blackstone(1)	75,757	10,000,000
Entities affiliated with Casdin(2)	346,590	45,750,000
Entities affiliated with Corvex(3)	346,590	45,750,000
Ichan School of Medicine at Mount Sinai(4)	189,393	25,000,000
Entities affiliated with Deerfield(5)	151,515	20,000,000
Entities affiliated with Rho Partners(6)	64,393	8,500,000
Section 32 Fund 2, L.P.(7)	37,878	5,000,000
Total	1,212,116	160,000,000

(1)After adjustment for the Reverse Stock Split, consists of 73,784 shares of Class A Common Stock offered and sold to BTO Sema4 Holdings L.P., 1,527 shares of Class A Common Stock offered and sold to Blackstone Tactical Opportunities Fund - FD L.P. and 446 shares of Class A Common Stock offered and sold to Blackstone Family Tactical Opportunities Investment Partnership III ESC L.P. The entities purchasing the Class A Common Stock are under control of The Blackstone Group Inc., which beneficially held more than 5% of our outstanding Class A Common Stock at the time of this transactions.
(2)After adjustment for the Reverse Stock Split, consists of 346,590 shares of Class A Common Stock offered and sold to Casdin Partners Master Fund, L.P., which is affiliated with Eli D. Casdin, a member of our Board.
(3)After adjustment for the Reverse Stock Split, consists of 107,788 shares of Class A Common Stock offered and sold to Corvex Master Fund LP, 221,818 shares of Class A Common Stock offered and sold to Corvex Select Equity Master Fund LP, and 16,984 shares of Class A Common Stock offered and sold to Corvex Dynamic Equity Select Master Fund LP. Corvex Master Fund LP, Corvex Select Equity Master Fund LP and Corvex Dynamic Equity Select Master Fund LP are affiliated with Keith Meister, a member of our Board.
(4)After adjustment for the Reverse Stock Split, consists of 189,393 shares of Class A Common Stock offered and sold to Ichan School of Medicine at Mount Sinai, which held more than 5% of our outstanding Class A Common Stock at the time of the transaction.
(5)After adjustment for the Reverse Stock Split, consists of 94,697 shares of Class A Common Stock offered and sold to Deerfield Private Design Fund V, L.P. and 56,818 shares of Class A Common Stock offered and sold to Deerfield Partners, L.P. The investment manager of Deerfield Private Design Fund V, L.P. and Deerfield Partners, L.P is Deerfield Management Company, L.P., which held more than 5% of our outstanding Class A Common Stock at the time of the transaction.
(6)After adjustment for the Reverse Stock Split, consists of 49,483 shares of Class A Common Stock offered and sold to Vaal Investment Partners Q9 LP, 9,990 shares of Class A Common Stock offered and sold to Rugu2 LLC, and 4,920 shares of Class A Common Stock offered and sold to Kariba LLC. Rho Partners is an affiliate of Joshua Ruch, a member of our Board.
(7)After adjustment for the Reverse Stock Split, consists of 37,878 shares of Class A Common Stock offered and sold to Section 32 Fund 2, L.P. Section32 is an affiliate of Michael Pellini, a former member of our Board who resigned in February 2023.

Support Agreements
In connection with the Acquisition, OPKO Health, Inc. (“OPKO”), the parent of Legacy GeneDx, and we entered into Support Agreements (the “Support Agreements”) with certain of our stockholders (including CMLS Holdings LLC, Casdin Partners Master Fund, L.P., Corvex Master Fund LP, Corvex Select Equity Master Fund LP, Corvex Dynamic Equity Select Master Fund LP, Icahn School of Medicine at Mount Sinai, and Section 32 Fund 2, L.P., whereby such stockholders agreed to, among other things, (a) vote at any meeting of our stockholders all of their shares of our Class A Common Stock held of record: (i) to approve the issuance of the stock consideration pursuant to the Agreement and Plan of Merger and Reorganization dated January 14, 2022, by and among the Company, GeneDx, Inc., OPKO, Orion Merger Sub I, Inc., Orion Merger Sub II, LLC, and GeneDx Holding 2, Inc. (the “Acquisition Merger Agreement”), and the issuance of our Class A Common Stock pursuant to the subscription agreements for the Acquisition; (ii) to approve the appointment of two specified designees to the Board for terms that expire no earlier than the end of the Second Milestone Period (as defined in the Acquisition Merger Agreement); (iii) to approve an amendment to our Third Amended and Restated Certificate of Incorporation (as amended, “Charter”) to increase the number of authorized shares of our Class A Common Stock from 380,000,000 (or 11,515,151 after adjusting for the Reverse Stock Split) to 1,000,000,000 (or 30,303,030 after adjusting for the Reverse Stock Split); (iv) to approve any other proposal included in a proxy statement that is recommended by the Board as necessary to consummate the transactions in connection with the Acquisition Merger Agreement; (v) to approve any proposal that is recommended by the Board to adjourn the meeting to a later date, if there are not sufficient affirmative votes (in person or by proxy) to obtain the requested approvals on the date on which such meeting is held; and (vi) against any and all other proposals that could reasonably be expected to delay or impair the ability of us to consummate the transactions; (b) provide a proxy to us to vote such shares accordingly (subject to the condition that a proxy statement has been filed with the SEC and provided to our stockholders); (c) be bound by certain other covenants and agreements related to the transactions; and (d) be bound by certain transfer restrictions with respect to all or a percentage of their shares of our Class A Common Stock, prior to the meeting, in each case, on the terms and subject to the conditions set forth in the Support Agreements.
Transition Services
In connection with the closing of the Acquisition, we and OPKO entered into a transition services agreement dated as of April 29, 2022 pursuant to which OPKO agreed to provide, at cost, certain services in support of the acquisition of the Legacy GeneDx business through December 31, 2022, subject to certain limited exceptions, in order to facilitate the transactions contemplated by the Acquisition Merger Agreement, including human resources, information technology support, and finance and accounting. We made direct payments to OPKO of approximately $0.7 million pursuant to such transition services agreement in 2022.
Milestone Shares
Pursuant to the Acquisition Merger Agreement, the Company has reserved 30,864,198 shares of Class A Common Stock (or 935,278 shares after adjusting for the Reverse Stock Split) to be issued to OPKO upon the occurrence of certain Milestone Events (as defined in the Acquisition Merger Agreement) (such shares, the “Milestone Shares”). On April 14, 2023, the Company issued 23,148,148 Milestone Shares (or 701,459 shares after adjusting for the Reverse Stock Split), which amounted to a fair market value of approximately $6.7 million based on the closing price of our Class A Common Stock on April 14, 2023, to OPKO in accordance with the Acquisition Merger Agreement following the achievement of certain Milestone Events.
Working Capital Adjustment
In connection with the Acquisition and pursuant to the terms of the Acquisition Merger Agreement, we received a cash payment totaling approximately $1.3 million from OPKO in March 2023 to account for the Net Working Capital Shortfall (as defined in the Acquisition Merger Agreement) of Legacy GeneDx that was part of the initial consideration for the Acquisition.
Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors
Emilio Schadt, the son of Eric Schadt, our former Chief Executive Officer and former director, was employed with us as a Data Science Software Engineer, where he was responsible for implementing methods to improve data reliability. During the years ended December 31, 2022 and 2021, Mr. Emilio Schadt had total compensation, including base salary and bonus, of $124,631 and $177,543, respectively. Rick Wallsten, the brother of Eric Schadt, our former Chief Executive Officer and former director, was employed by us as a clinical pharmacist from November 2017 to October 2022, where he was responsible for certain aspects of our pharmacogenomics program. During the years ended December 31, 2022 and 2021, Mr. Wallsten had total cash compensation, including base salary and bonus, of $159,350 and $209,563, respectively. Carol Senn, the sister-in-law of James Coffin, our former Chief Operating Officer, was employed with us as an Account Manager from November 2020 to October 2022, where she was responsible for certain aspects of growing the business. During the years ended December 31, 2022 and 2021, Ms. Senn had total compensation, including base salary, of $143,808 and $155,706, respectively. Kelly Peterson, the sister of James Coffin, our former Chief Operating Officer, was employed with us as a Sales Specialist

Oncology from February 2019 to October 2022, where she was responsible for the aspect of growing the business. During the years ended December 31, 2022 and 2021, Ms. Peterson had total compensation, including base salary, of $174,470 and $211,152, respectively. None of the individuals discussed above in this paragraph remain employed or affiliated with the Company.
The salary and bonus levels, as applicable, of the aforementioned individuals were based on reference to internal pay equity when compared to the compensation paid to employees in similar positions who were not related to our executive officers and directors. They also received equity awards on the same general terms and conditions as applicable to other employees in similar positions who were not related to our executive officers and directors.
Licenses and Subleases
We were a party to several space license agreements and continue to be a party to sublease agreements with the Mount Sinai Health System (which we refer to together with its related entities as “Mount Sinai”) pursuant to which we leased approximately 124,000 square feet of office and laboratory space in Stamford, Connecticut for our headquarters and laboratory operations. Rent expense for all facilities subleased by Icahn School of Medicine at Mount Sinai (“ISMMS”) to Legacy Sema4, for which sublease we provide guaranty for Legacy Sema4's obligations thereunder, was $2.8 million for the year ended December 31, 2022 and $4.2 million for the year ended December 31, 2021. The total future minimum lease payments due under the sublease was $114.2 million on an undiscounted basis as of January 1, 2022. In March 2023, we executed an agreement with ISMMS to opt in to the early termination clause set forth in the original prime lease agreement that was entered into by Mount Sinai on behalf of us. This will result in a reduction to the future minimum lease payment.
Transition Services and Employee Compensation
ISMMS provided transition services, under a transition services agreement and other contractual arrangements with us for services related to finance (accounts payable & purchasing, general accounting, financial systems, and payroll), real estate management, insurance coverage, compliance, equipment subleases, and IT. The transition services agreement expired on March 28, 2021. We made direct payments to ISMMS of approximately $1.6 million pursuant to such transition services agreement in 2021.
We provide partial reimbursement to Mount Sinai for limited compensation, services, and related expenses for certain individuals employed by Mount Sinai and certain individuals employed at both Mount Sinai and our company. For the years ended December 31, 2022 and 2021, the total amount of such reimbursement for employee compensation and expenses incurred by us was equal to approximately $0.8 million and $1.2 million, respectively.
Commercial Relationships
Mount Sinai
We provide products and services to Mount Sinai at fair market value, including for certain oncology testing, research services and clinical data services. Mount Sinai pays for certain of these services in cash, and for other of these services in kind through performing components of collaborative research projects and/or the provision of intellectual property and data rights.
In particular, these arrangements include a data structuring and curation services agreement, dated August 1, 2019, with ISMMS and certain other Mount Sinai entities, pursuant to which we provide certain data structuring and clinical support services to Mount Sinai, including the delivery to Mount Sinai of a curated dataset and interface allowing Mount Sinai users to query the curated dataset as mutually agreed by the parties. As compensation for these services, Mount Sinai provides us certain rights to use de-identified curated data. The data structuring and curation services agreement has a five-year term and, provided we are not in default under the terms of the agreement, the agreement may be renewed at our option for up to two one-year extension periods. Following the extension periods, the agreement may be further renewed by the mutual agreement of the parties. The agreement may be terminated earlier by Mount Sinai upon certain fundamental breaches by us, by us upon a breach by Mount Sinai of its material obligations, and by either party if certain insolvency or bankruptcy events occur with respect to the other party.

We also receive products and services from Mount Sinai at fair market value, including for certain research and clinical services, development services and lab services, and licenses certain intellectual property from Mount Sinai. Pursuant to these arrangements, we made direct payments to Mount Sinai of approximately $0.7 million and $1.4 million for the years ended December 31, 2022 and 2021, respectively.
Twist Biosciences
We rely on a limited number of suppliers, one of which is Twist Biosciences Corp. (“Twist”), for certain laboratory reagents, as well as sequencers and other equipment and materials, which we use in our laboratory operations. We entered into a master supply agreement with Twist on January 24, 2023 for the purpose of the supply by Twist of these reagents, equipment and materials to us. Emily Leproust, Ph.D., a member of our Board since September 2020, has been President and Chief Executive Officer of Twist since co-founding Twist in 2013. Since October 2018, she has also served as the chair of the board of directors for Twist. For the years ended December 31, 2022 and 2021, we made payments to Twist of approximately $1.5 million and $1.3 million for lab testing materials, respectively.
Indemnification Agreements
Our Charter contains provisions limiting the liability of directors and executive officers, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Charter and our Bylaws also provide the Board with discretion to indemnify officers and employees when determined appropriate by our Board.
We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements provide that we will indemnify each of its directors, executive officers, and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of the Company’s directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our Charter and our Bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, the Company will advance all expenses incurred by its directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.
Related Party Transactions Entered into in Connection with the Business Combination
Business Combination Subscription Agreements
In connection with the Business Combination, certain investors purchased an aggregate of 35,000,000 shares of Class A Common Stock at $10.00 per share, for an aggregate purchase price of $350 million in private placements that closed in July 2021. The funds from such private placement were used as part of the consideration to Legacy Sema4’s equity holders in connection with the Business Combination. The following table sets forth the number of shares of our Class A Common Stock issued to our directors, executive officers and holders of more than 5% of our outstanding Class A Common Stock and their affiliates in this transaction:

	Shares of Class A Common Stock
Purchaser	Number of Shares	Aggregate Gross Consideration ($)
Entities affiliated with Casdin(1)	151,515	50,000,000
Entities affiliated with Corvex(2)	121,212	40,000,000
Entities affiliated with Deerfield(3)	83,333	27,500,000
Total	356,060	117,500,000

(1)After adjustment for the Reverse Stock Split, consists of 151,515 shares of Class A Common Stock held by affiliates of Casdin Partners Master Fund L.P. which is affiliated with Eli D. Casdin, a member of our Board.
(2)After adjustment for the Reverse Stock Split, consists of 121,212 shares of Class A Common Stock held by affiliates of Corvex Management L.P., whose general partner is under the control of Keith Meister, a member of our Board.

(3)After adjustment for the Reverse Stock Split, consists of 83,333 shares of Class A Common Stock held by affiliates of Deerfield Management Company, L.P. which held more than 5% of our outstanding Class A Common Stock at the time of the transaction.

Amended and Restated Registration Rights Agreement
In connection with the consummation of the Business Combination, we, CMLS Holdings LLC and certain other parties thereto (collectively, the “rights holders”) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”). Pursuant to the terms of the Amended and Restated Registration Rights Agreement, we were required to prepare and file with the SEC, no later than 30 days after the closing date for the Merger, a shelf registration statement for an offering to be made on a continuous basis from time to time with respect to the resale of the registrable shares under the Amended and Restated Registration Rights Agreement. We were further required to use commercially reasonable efforts to cause such shelf registration statement to be declared effective as soon as possible after filing, but in no event later than the earlier of 60 days following the filing date thereof and five business days after the SEC notifies us that it will not review such registration statement, subject to extension in the event that the registration is subject comments from the SEC.
In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the rights holders may demand at any time or from time to time, that we file a registration statement on Form S-1 or Form S-3 to register certain shares of our Class A Common Stock held by such rights holders. The Amended and Restated Registration Rights Agreement also provides the rights holders with “piggy-back” registration rights, subject to certain requirements and customary conditions. We will bear the expenses incurred in connection with the filing of any such registration statement.
ISMMS Lock-Up Agreement
In connection with the execution of that certain Agreement and Plan of Merger, dated as of February 9, 2021, by and among CMLS, S-IV Sub, Inc. and Legacy Sema4 (as amended, the “Business Combination Merger Agreement”), we and ISMMS entered into a lock-up agreement whereby ISMMS agreed to certain transfer restrictions in respect of the shares of our Class A Common Stock issued to ISMMS pursuant to the Business Combination Merger Agreement. These transfer restrictions expired on January 18, 2022.
Shareholder Lock-up Agreements
In connection with the execution of the Business Combination Merger Agreement, each stockholder of Legacy Sema4 prior to the closing of the Business Combination holding more than 1% of the outstanding common stock of Legacy Sema4 as of the date thereof, entered into a lock-up agreement whereby such shareholder agreed to certain transfer restrictions in respect of the shares of our Class A Common Stock issued to such shareholder pursuant to the Business Combination Merger Agreement. These transfer restrictions expired on January 18, 2022.
Review, Approval or Ratification of Transactions with Related Parties
On July 22, 2021, we adopted a written related party transaction policy in connection with the completion of the Business Combination. The policy provides that officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board in the event it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to our Audit Committee for review, consideration, and approval. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available.

Director Independence
The rules of Nasdaq require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the issuer or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. Each individual serving on our Board, other than Katherine Stueland and Jason Ryan, qualifies as an independent director under Nasdaq listing standards. Each director who serves on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent under Nasdaq listing standards. See the section entitled “Corporate Governance” elsewhere in this proxy statement for more information.
SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Class A Common Stock as of April 17, 2023, by:
•each stockholder known by us to be the beneficial owner of more than 5% of our Class A Common Stock;
•each of our named executive officers;
•each of our directors; and
•all of our current directors and executive officers as a group.
All share and other amounts set forth in this section have been adjusted for the impact of the Reverse Stock Split. Percentage ownership of our Class A Common Stock is based on 25,587,605 shares of our Class A Common Stock outstanding on April 17, 2023 after adjusting for the Reverse Stock Split. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or has the right to acquire a security, such as through the exercise of warrants or stock options or the vesting of RSUs, within 60 days of the date above. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the date above or subject to RSUs that vest within 60 days of such date are considered outstanding and beneficially owned by the person holding such warrants, options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902.

Name of Beneficial Owners	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
5% Stockholders:
Entities affiliated with Blackstone Group Inc. (1)	842,496	3.3%
Entities affiliated with Deerfield Management Company, L.P. (2)	1,733,093	6.8%
Icahn School of Medicine at Mount Sinai (3)	3,723,633	14.6%
OPKO Health, Inc. (4)	3,558,601	13.9%
Entities affiliated with Casdin Partners Master Fund, L.P.(5)	3,095,508	12.1%
Corvex Management, L.P. (6)	3,307,519	12.9%
Directors and Named Executive Officers:
Katherine Stueland (7)	58,294	*
Eric Schadt (8)	241,494	*
Jason Ryan (9)	19,818	*
Kevin Feeley (10)	15,027	*
Dennis Charney	—	—
Eli D. Casdin (11)	3,637,625	14.1%
Emily Leproust (12)	10,639	*
Keith Meister (13)	3,848,572	14.9%
Joshua Ruch (14)	199,600	*
Rachel Sherman (15)	13,774	*
Richard Pfenniger, Jr. (16)	2,645	*
All Current Directors and Executive Officers as a Group (11 Individuals) (17)	7,278,453	28.1%

*    Less than one percent.
(1)Based solely on the information set forth in a Schedule 13D/A filed with the SEC on February 3, 2023 by Blackstone Holding III L.P. and after adjustment for the Reverse Stock Split. Consists of (i) 813,309 shares of Class A Common Stock held by BTO Sema4 Holdings L.P., (ii) 16,833 shares of Class A Common Stock held by Blackstone Tactical Opportunities Fund - FD L.P., (iii) 4,918 shares of Class A Common Stock held by Blackstone Family Tactical Opportunities Investment Partnership III ESC L.P., and (iv) (a) 0 shares of Class A Common Stock and (b) warrants to purchase 7,436 shares of Class A Common Stock which are exercisable within 60 days of February 3, 2023 held by Blackstone Aqua Master Sub-Fund, a sub-fund of Blackstone Global Master Fund ICAV. BTO Holdings Manager L.L.C. is the general partner of BTO Sema4 Holdings L.P. Blackstone Tactical Opportunities Associates L.L.C. is the managing member of BTO Holdings Manager L.L.C. BTOA L.L.C. is the sole member of Blackstone Tactical Opportunities Associates L.L.C. Blackstone Holdings III L.P. is the managing member of BTOA L.L.C. Blackstone Tactical Opportunities Associates III - NQ L.P. is the general partner of Blackstone Tactical Opportunities Fund - FD L.P. BTO DE GP - NQ L.L.C. is the general partner of Blackstone Tactical Opportunities Associates III - NQ L.P. Blackstone Holdings II L.P. is the managing member of BTO DE GP - NQ L.L.C. Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings II L.P. Blackstone Alternative Solutions L.L.C. is the investment manager of Blackstone Aqua Master Sub-Fund, a sub-fund of Blackstone Global Master Fund ICAV. Blackstone Holdings I L.P. is the sole member of Blackstone Alternative Solutions L.L.C. Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings I L.P. BTO Side-by-Side GP L.L.C. is the general partner of Blackstone Family Tactical Opportunities Investment Partnership III ESC L.P. Blackstone Holdings III L.P. is the sole member of BTO Side-by-Side GP L.L.C. Blackstone Holdings III GP L.P. is the general partner of Blackstone Holdings III L.P. Blackstone Holdings III GP Management L.L.C. is the general partner of Blackstone Holdings III GP L.P. The Blackstone Group Inc. is the sole member of each of Blackstone Holdings I/II GP L.L.C. and Blackstone Holdings III GP Management L.L.C. The sole holder of the Class C common stock of The Blackstone Group Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman may be deemed to beneficially own the shares directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such shares. The address of Mr. Schwarzman and each of the other entities listed in this footnote is c/o The Blackstone Group Inc., 345 Park Avenue, New York, New York 10154.
(2)Based solely on the information set forth in a Schedule 13G/A filed with the SEC on February 1, 2023 by James E. Flynn and after adjustment for the Reverse Stock Split. Consists of 1,733,093 shares of Class A Common Stock held by Deerfield Partners, L.P. (“Deerfield Partners”). Deerfield Management Company, L.P. (“Deerfield Management”) is the investment manager of Deerfield Partners and Deerfield Private Design Fund V, L.P. (“DPDF”). Deerfield Mgmt, L.P. (“Deerfield Mgmt”) is the general partner of Deerfield Partners. Deerfield Mgmt V, L.P. (“Deerfield Mgmt V”) is the general partner of DPDF. James E. Flynn is the sole member of the general partner of each of Deerfield Management, Deerfield Mgmt and Deerfield Mgmt V. Deerfield Management, Deerfield Mgmt and Mr. Flynn may be deemed to beneficially own the securities held by Deerfield Partners. Deerfield Management, Deerfield Mgmt V and Mr. Flynn may be deemed to beneficially own the securities held by DPDF. The address for each of Deerfield Partners, DPDF, Deerfield Management, Deerfield Mgmt, Deerfield Mgmt V and Mr. Flynn is 345 Park Avenue South, New York, New York 10010.
(3)Based solely on the information set forth in a Schedule 13D/A filed with the SEC on February 6, 2023 by ISMMS and after adjustment for the Reverse Stock Split. Consists of 3,732,633 shares of Class A Common Stock held by ISMMS. The shares are held by ISMMS, a New York Education Corporation. The responsibility and authority for the voting and investment decisions with respect to the shares held by ISMMS is vested in those persons who from time to time are the executive officers of ISMMS under the oversight and direction of its board of directors and its sole member, Mount Sinai Health System, Inc., a New York Not-for-Profit Corporation. The address for Icahn School of Medicine at Mount Sinai is One Gustave L. Levy Place, New York, New York 10029.
(4)Consists of 3,558,601 shares of Class A Common Stock after adjusting for the Reverse Stock Split.
(5)After adjustment for the Reverse Stock Split, consists of 3,095,508 shares of Class A Common Stock of which Casdin Partners Master Fund, LP as holder of 2,662,607 shares and Casdin Partners FO1-MSV LP as holder of 432,901 shares. Casdin Capital, LLC is the investment adviser to Casdin Partners Master Fund, LP and Casdin Partners FO1-MSV LP, and Casdin Partners GP, LLC is the general partner of Casdin Partners Master Fund LP and Casdin Partners FO1-MSV LP. Eli Casdin is the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Common Stock held directly by Casdin Partners Master Fund, LP.
(6)Based solely on the information set forth in a Schedule 13D/A filed with the SEC on April 20, 2023 by CMLS Holdings LLC and after adjustment for the Reverse Stock Split. Consists of 3,307,519 shares of Class A Common Stock held indirectly by Corvex Management, L.P., which may be deemed to be indirectly beneficially owned by Keith Meister by virtue of Mr. Meister’s control of the general partner of Corvex Management, L.P.
(7)After adjustment for the Reverse Stock Split, consists of (i) 9,350 shares of Class A Common Stock, (ii) 22,042 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 17, 2023, and (iii) 26,902 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 17, 2023.
(8)After adjustment for the Reverse Stock Split, consists of (i) 88,173 shares of Class A Common Stock and (ii) 153,321 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 17, 2023.
(9)After adjustment for the Reverse Stock Split, consists of (i) 5,746 shares of Class A Common Stock and (ii) 14,072 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 17, 2023.
(10)After adjustment for the Reverse Stock Split, consists of (i) 2,359 shares of Class A Common Stock, (ii) 6,192 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 17, 2023, and (iii) 6,476 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 17, 2023.
(11)Based solely on the information set forth in a Schedule 13D/A filed with the SEC on April 20, 2023 by CMLS Holdings LLC and after adjustment for the Reverse Stock Split. Consists of (i) 388 shares of Class A Common Stock directly held by Mr. Casdin, (ii) 3,095,508 shares of Class A Common Stock of which Casdin Partners Master Fund, LP as holder of 2,662,607 shares and Casdin Partners FO1-MSV LP as holder of 432,901 shares. Casdin Capital, LLC is the investment adviser to Casdin Partners Master Fund, LP and Casdin Partners FO1-MSV LP, and Casdin Partners GP, LLC is the general partner of Casdin Partners Master Fund LP and Casdin Partners FO1-MSV LP. Eli Casdin is the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Class A Common Stock held directly by Casdin Partners Master Fund, LP.; (iii) 537,285 shares of Class A Common Stock that includes 333,143 shares and 204,141 shares of Class A Common Stock issuable upon the exercise of private placement warrants of the Company. CMLS Holdings LLC is the record holder of the shares reported herein. The Board of Managers of CMLS Holdings LLC is comprised of Mr. Casdin and Mr. Meister who share voting and investment discretion with respect to the common stock held of record by CMLS Holdings LLC. C-LSH LLC and M-LSH LLC are the members of CMLS Holdings LLC, and Mr. Casdin and Mr. Meister are the managing members of C-LSH LLC and M-LSH LLC, respectively. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Common Stock held directly by CMLS Holdings LLC; (iv) 3,066 shares of Class A Common Stock issuable to Mr. Casdin upon exercise of stock options exercisable within 60 days of April 17, 2023; and (v) 1,377 shares of Class A Common Stock issuable to Mr. Casdin upon vesting of RSUs within 60 days of April 17, 2023. The business address of the former sponsor is c/o Corvex Management, L.P., 667 Madison Avenue, New York, NY 10065.
(12)After adjustment for the Reverse Stock Split, consists of (i) 1,146 shares of Class A Common Stock, (ii) 5,050 shares of Class A Common Stock underlying private placement warrants that are exercisable within 60 days of April 17, 2023, (iii) 3,066 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 17, 2023, and (iv) 1,377 shares of Class A Common Stock issuable upon vesting of RSUs within 60 days of April 17, 2023.
(13)Based solely on the information set forth in a Schedule 13D/A filed with the SEC on April 20, 2023 by CMLS Holdings LLC and after adjustment for the Reverse Stock Split. Includes (i) 3,307,519 shares of Class A Common Stock held indirectly by Corvex Management, L.P.; (ii) (x) 333,144 shares of Class A Common Stock and (y) 204,141 shares of Class A Common Stock underlying private placement warrants that are exercisable within 60 days of April 17, 2023 held indirectly by CMLS Holdings LLC; (iii) 2,391 shares of Class A Common Stock issuable to Mr. Meister upon exercise of stock options exercisable within 60 days of April 17, 2023; and (iv) 1,377 shares of Class A Common Stock issuable to Mr. Meister upon vesting of RSUs within 60 days of April 17, 2023. The Board of Managers of the Former Sponsor is comprised of Mr. Eli Casdin and Mr. Keith Meister who share voting and investment discretion with respect to the Class A Common Stock held of record by CMLS Holdings LLC. C-LSH LLC and M-LSH LLC are the members of CMLS Holdings LLC, and Mr. Casdin and Mr. Meister are the managing members of C-LSH LLC and M-LSH LLC, respectively. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Class A Common Stock held directly by CMLS Holdings LLC. The business address of the former sponsor is c/o Corvex Management LP, 667 Madison Avenue, New York, NY 10065.
(14)After adjustment for the Reverse Stock Split, consists of (i) 194,782 shares of Class A Common Stock, (ii) 1,377 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 17, 2023, and (iii) 3,441 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 17, 2023.
(15)After adjustment for the Reverse Stock Split, consists of (i) 388 shares of Class A Common Stock, (ii) 1,377 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 17, 2023, and (iii) 12,009 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 17, 2023.

(16)After adjustment for the Reverse Stock Split, consists of (i) 918 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 17, 2023 and (ii) 1,727 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 17, 2023.
(17)After adjustment for the Reverse Stock Split, consists of (i) 6,956,315 shares of Class A Common Stock held directly and indirectly by all current directors and current executive officers of the Company as a group, (ii) 39,427 shares of Class A Common Stock issuable pursuant to RSUs held directly by all current directors and executive officers of the Company as a group and that will be vested within 60 days of April 17, 2023, (iii) 73,519 shares of Class A Common Stock subject to options held directly by all current directors and executive officers of the Company as a group and that are exercisable within 60 days of April 17, 2023, and (iv) 209,192 shares of Class A Common Stock underlying private placement warrants held directly and indirectly by all current directors and executive officers of the Company as a group and that are exercisable within 60 days of April 17, 2023.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2022, with the exception of: Forms 4 with respect to sale-to-cover transactions in respect of tax withholding obligations in connection with the vesting and settlement of RSUs, which were filed 1 day late on February 2, 2022 on behalf of each of Eric Schadt and Daniel Clark; Forms 4 with respect to the exercise of RSUs, which were filed 9 days late on May 12, 2022 on behalf of each of Eli Casdin, Emily Leproust, Michael Pellini, Jason Ryan, Joshua Ruch and Rachel Sherman; a Form 4 with respect to the issuance of RSUs and an associated sale-to-cover transaction in respect of tax withholding obligations in connection with the vesting and settlement of a portion of the RSUs, which was filed 1 day late on May 12, 2022 on behalf of Isaac Ro; a Form 4 with respect to the issuance of Class A Common Stock, which was filed 47 days late on July 12, 2022 on behalf of Joshua Ruch; and a Form 4 with respect to the issuance of RSUs and stock options, which was filed 2 days late on September 8, 2022 on behalf of Kevin Feeley; Forms 4 with respect to sale-to-cover transactions in respect of tax withholding obligations in connection with the vesting and settlement of a portion of the RSUs, which were filed 207 days late on April 28, 2023 on behalf of each of Richard Miao, Kareem Saad and Karen White; and Forms 4 with respect to sale-to-cover transactions in respect of tax withholding obligations in connection with the vesting and settlement of a portion of the RSUs, which have not been timely filed on behalf of each of Shawn Assad, Daniel Clark, Anthony Prentice and Isaac Ro.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Representatives of our independent registered public accounting firm, Ernst & Young LLP, will be present at the Annual Meeting. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902 or by telephone at (800) 298-6470, to inform us of his or her request; or

•If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
TRANSFER AGENT AND REGISTRAR
The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our Board is aware of no other matter that may be brought before the Annual Meeting. Under Delaware law, only business that is specified in the Notice of Annual Meeting to stockholders may be transacted at the Annual Meeting.
FUTURE STOCKHOLDER PROPOSALS
We anticipate that the 2024 annual meeting of stockholders will be held no later than June 2024. For any proposal to be considered for inclusion in the proxy statement and form of proxy for the Company’s 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its principal executive offices a reasonable time before the Company begins to print and mail its 2024 annual meeting proxy materials in order to be considered for inclusion in the proxy materials for the 2024 annual meeting. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2024 annual meeting of stockholders must have been received by us not later than January 10, 2023 in order to be considered for inclusion in our proxy materials for that meeting.
In addition to any other applicable requirements, for business and for nominations to be properly brought before an annual meeting by a stockholder, the Bylaws provide that the stockholder must give timely notice in proper written form to our Corporate Secretary at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902, Attn: Corporate Secretary, and such business must otherwise be a proper matter for stockholder action. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by the Bylaws. Such notice, to be timely, must be received not less than 75 days nor more than 105 days prior to the first anniversary of the preceding year’s annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Bylaws (and not pursuant to SEC Rule 14a-8) must be received by March 31, 2024 (but not before March 1, 2024). However, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, a stockholder’s notice must be so received not earlier than the one hundred and fifth (105th) day prior to such annual meeting and not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The chairman of our Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures and requirements set forth in the Bylaws.
In addition to complying with the procedures of our Bylaws, including the notice deadlines set forth above and therein, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the transaction or the proposals to be presented at the Annual Meeting, you should contact the Company at the following address and telephone number, or email:
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut 06902
Telephone: (800) 298-6470
Email: Investors@GeneDx.com

Attention: Investor Relations

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
If you are a stockholder of the Company and would like to request documents, please do so no later than five business days before the Annual Meeting in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•Registered Owner (you hold our common stock in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): visit www.continentalstock.com and log into your account to enroll.
•Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
•Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our Class A Common Stock may call Continental Stock Transfer & Trust Company, our transfer agent, by phone at (212) 509-5586, by e-mail at cstmail@continentalstock.com, or visit www.continentalstock.com with questions about electronic delivery.
OTHER MATTERS
Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

/s/ Katherine Stueland

Katherine Stueland
Chief Executive Officer
Stamford, Connecticut
May 9, 2023

GeneDx

GENEDX HOLDINGS CORP
333 LUDLOW STREET
NORTH TOWER, 8TH FLOOR
STAMFORD, CT 06902

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17497-P94151 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GENEDX HOLDINGS CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Katherine Stueland
02) Jason Ryan

The Board of Directors recommends you vote FOR proposal 2.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

V17498-P94151

GENEDX HOLDINGS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JUNE 14, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of GeneDx Holdings Corp. (the "Annual Meeting") and the accompanying proxy statement dated May 9, 2023 in connection with the Annual Meeting to be held at 333 Ludlow Street, Stamford, Connecticut 06902 on June 14, 2023 at 9:00 a.m. Eastern Time and hereby appoints Jason Ryan and Katherine Stueland, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the Class A Common Stock of GeneDx Holdings Corp. registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side